UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 27, 2013
Date of Report (Date of Earliest Event Reported)

COMM 2013-LC13 Mortgage Trust
(Exact name of issuing entity)

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-184376-07	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street
New York, New York
(Address of principal executive offices)

 (212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 27, 2013, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2013 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, of COMM 2013-LC13 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class X-A Certificates (collectively, the “Public Certificates”) and (ii) the Class A-AB, Class X-B, Class X-C, Class A-M, Class B, Class C, Class D, Class E, Class F, Class G, Class V, Class R and Class LR Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $678,257,000, were sold to Deutsche Bank Securities, Inc. (“DBSI”), Natixis Securities Americas LLC (“Natixis”) and Wells Fargo Securities, LLC (“Wells” and, together with DBSI and Natixis, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of September 20, 2013 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”).  DBSI is acting as sole bookrunning manager and lead manages.  The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated September 23, 2013, as supplemented by the Prospectus Supplement, dated September 24, 2013, in negotiated transactions or otherwise at varying prices determined at the time of sale.  The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $399,536,714, were sold to DBSI, Natixis and Wells (the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of September 20, 2013, among the Depositor, the Initial Purchasers and GACC.  The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2013-LC13 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 57 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 97 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective September 27, 2013 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (ii) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective September 27, 2013 (the “LCF Mortgage Loan Purchase Agreement”), between the Depositor, LCF and Ladder Capital Financial Holdings LLLP and (iii) Natixis Real Estate Capital LLC (“NREC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective September 27, 2013 (the “NREC Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement and the LCF Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and NREC.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage

Loans by the Depositor from GACC, LCF and NREC.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,625,281, were approximately $1,125,198,263.  Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $5,575,281 were other expenses.  All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses.  No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Public Certificates on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus Supplement, dated September 24, 2013, to the Prospectus, dated September 23, 2013.  The related registration statement (file no. 333-184376) was originally declared effective on December 19, 2012.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of September 20, 2013, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Natixis Securities Americas LLC, Wells Fargo Securities, LLC and German American Capital Corporation.

Exhibit 4
Pooling and Servicing Agreement, dated as of September 1, 2013, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 27, 2013.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 27, 2013 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated September 27, 2013 (included as part of Exhibit 5).

99.1	Mortgage Loan Purchase Agreement, dated and effective September 27, 2013, between Deutsche Mortgage & Asset Receiving and German American Capital Corporation.

99.2	Mortgage Loan Purchase Agreement, dated and effective September 27, 2013, between Deutsche Mortgage & Asset Receiving, Ladder Capital Finance LLC and Ladder Capital Financial Holdings LLLP.

99.3	Mortgage Loan Purchase Agreement, dated and effective September 27, 2013, between Deutsche Mortgage & Asset Receiving and Natixis Real Estate Capital LLC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION (Registrant)
Date: September 27, 2013
	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1
Underwriting Agreement, dated as of September 20, 2013, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Natixis Securities Americas LLC, Wells Fargo Securities, LLC and German American Capital Corporation.
(E)

4
Pooling and Servicing Agreement, dated as of September 1, 2013, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 27, 2013.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 27, 2013 (included as part of Exhibit 5).	(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated September 27, 2013 (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated and effective September 27, 2013, between Deutsche Mortgage & Asset Receiving and German American Capital Corporation.	(E)

99.2	Mortgage Loan Purchase Agreement, dated and effective September 27, 2013, between Deutsche Mortgage & Asset Receiving, Ladder Capital Finance LLC and Ladder Capital Financial Holdings LLLP.	(E)

99.3	Mortgage Loan Purchase Agreement, dated and effective September 27, 2013, between Deutsche Mortgage & Asset Receiving and Natixis Real Estate Capital LLC.	(E)